SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2003

Great American Financial Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11632	06-1356481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 East Fifth Street, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code (513) 333-5300

(Former name or former address, if changed since last report.)

Item 5.	Other Events.

On October 31, 2003, Great American Financial Resources, Inc., a Delaware corporation (“GAFRI”), and its subsidiary, AAG Holding Company, Inc., an Ohio corporation (“AAG Holding”), entered into a Purchase Agreement relating to the sale of $100,000,000 principal amount of 7- 1/2% Senior Debentures due 2033 (the “Senior Debentures”) (plus up to an additional $15,000,000 principal amount to cover over-allotments) to be issued by AAG Holding and guaranteed by GAFRI under a registration statement on Form S-3 (No. 333-60044). This Current Report on Form 8-K is being filed for the purpose of filing the Purchase Agreement and the supplemental indenture, containing the terms of the Senior Debentures, as exhibits to the Registration Statement.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

1	Purchase Agreement

4	Form of Supplemental Indenture (including form of Senior Debentures) (filed as Exhibit 2 to the Form 8-A Registration Statement filed by AAG Holding and GAFRI on November 3, 2003)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT AMERICAN FINANCIAL RESOURCES, INC.

Date: November 3, 2003	By:	/s/ Mark F. Muething

Mark F. Muething Executive Vice President, General Counsel and Secretary